Exhibit 99.1
For more information, contact:
Ronald L. Smith
Chief Financial Officer
(336) 316-5545
Unifi Announces Updates to Quarterly Performance
     GREENSBORO, N.C. — December 19, 2008 — Unifi, Inc. (NYSE:UFI) today announced that it is revising its Adjusted EBITDA guidance for its 2009 second fiscal quarter, which will end December 28, 2008, to a forecasted range of $2 to $4 million from the previous guidance of $8 to $9 million given on its earnings call on October 30, 2008 (a description of Adjusted EBITDA is included below). The revised guidance is a result of significant decreases in consumer spending coupled with high supply chain inventories across the Company’s key business segments. Reductions in the Company’s orders across the quarter were a result of sharp year-over-year declines of 4% in October and 7% in November of retail apparel sales, 11% in October and 13% in November of retail furnishing sales and a 16% year to date decline in automotive sales.
     “We are disappointed in having to revise our guidance at this time, particularly after the significant improvements we have made to our business in the past year,” said Bill Jasper, President and CEO for Unifi. “We expected the December quarter to be a very challenging one, but the speed and severity of the declines in spending have been much greater than anticipated. We expect sales to recover somewhat during the first six months of calendar 2009, as supply chain inventories get replenished, even though consumer spending is expected to remain weak. Accordingly, we now expect Adjusted EBITDA for the 2009 fiscal year to be in the range of $40 to $45 million. We continue to face these challenges with a solid balance sheet and strong liquidity and we remain committed to our strategies. Our emphasis remains on controlling costs and optimizing the supply chain supporting our base business, while focusing on growing our premium value-added products and our operations in China and Brazil.”
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Unifi Announces Updates to Quarterly Performance — page 2
     The Company also announced that it has closed on the sale of certain real property and related assets located in Yadkinville, N.C., for $7.0 million. The sale will result in net proceeds of $6.6 million to the Company and a net pre-tax gain of $5.2 million for the current quarter.
     Furthermore, the Company announced that $8.8 million of net cash proceeds from asset sales of collateral has become “Excess Collateral Proceeds” under the terms of the Company’s Indenture for its $190 million 11.5% Senior Secured Notes (“Bonds”). While there is no requirement in the Indenture to use Excess Collateral Proceeds to offer to repurchase the Bonds (at par) prior to the time the amount of Excess Collateral Proceeds reaches $10.0 million, the Company may elect, from time to time, to make such offers earlier, at its discretion. Additionally, the Company may also from time to time seek to retire or purchase a portion of the Bonds in open market purchases, in privately negotiated transactions or otherwise. Such retirement or purchases of the Bonds may come from the operating cash flows of the business or other sources and will depend upon prevailing market conditions, liquidity requirements, contractual restrictions and other factors, and the amounts involved may be material.
     Adjusted EBITDA represents pre-tax income before interest expense, depreciation and amortization expense and loss or income from discontinued operations, adjusted to exclude restructuring charges, SG&A severance charges, equity in earnings and losses of unconsolidated affiliates, write down of long-lived assets and equity affiliates, non-cash compensation expense, gains and losses on sales of property, plant and equipment, hedging gains and losses, deposit write offs, asset consolidation and optimization expense, and Kinston shutdown costs. The Company presents Adjusted EBITDA as a supplemental measure of its performance and ability to service debt. The Company also presents Adjusted EBITDA because it believes such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry and in measuring the ability of “high-yield” issuers to meet debt service obligations. It is not practical to provide a reconciliation of the Company’s
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Unifi Announces Updates to Quarterly Performance — page 3
2009 second fiscal quarter or 2009 fiscal year forecasted Adjusted EBITDA to the most directly comparable GAAP measure, pre-tax income, because certain items cannot be reasonably estimated or predicted at this time.
     Unifi, Inc. (NYSE: UFI) is a diversified producer and processor of multi-filament polyester and nylon textured yarns and related raw materials. The Company adds value to the supply chain and enhances consumer demand for its products through the development and introduction of branded yarns that provide unique performance, comfort and aesthetic advantages. Key Unifi brands include, but are not limited to: AIO® — all-in-one performance yarns, SORBTEK®, A.M.Y.®, MYNX® UV, REPREVE®, REFLEXX®, MICROVISTA® and SATURA®. Unifi’s yarns and brands are readily found in home furnishings, apparel, legwear, and sewing thread, as well as industrial, automotive, military, and medical applications. For more information about Unifi, visit http://www.unifi.com, or to learn more about REPREVE®, visit the new website www.repreve.com.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS
     Certain statements included herein contain forward-looking statements within the meaning of federal security laws about Unifi, Inc.’s (the “Company”) financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
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Unifi Announces Updates to Quarterly Performance — page 4
     Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies’ policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.